                                                                   EXHIBIT 2.19G


                                FIFTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                             CSG SYSTEMS, INC. AND
                       TCI CABLE MANAGEMENT CORPORATION

This Fifth Amendment (the "Amendment") is executed this 30th day of December, 1998, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG AND CUSTOMER AGREE AS FOLLOWS:

1. FOR THE FEES SET FORTH IN SECTION 2 BELOW, CUSTOMER DESIRES TO LICENSE ACSR AOI WHICH IS AN APPLICATION OBJECT INTERFACE THAT ALLOWS THIRD PARTY APPLICATIONS TO BE USED IN CONJUNCTION WITH ACSR. AS A RESULT THE DEFINITION OF CCS PRODUCTS IS HEREBY AMENDED TO INCLUDE ACSR AOI.

2.  THE FEES FOR ACSR AOI ARE SET FORTH IN SCHEDULE D OF THE AGREEMENT.

3. CUSTOMER WILL BE LICENSED TO USE ACSR AOI AT THE FOLLOWING SYSTEM SITES AND FOR THE APPLICATIONS SET FORTH BELOW:

SYSTEM SITE                SYS/PRIN           APPLICATION
-----------                --------           -----------
HARTFORD, CT               8493-1800          OUTBOUND COLLECTION SCREEN POP
DALLAS, TX                 8493-1300          EMPOWER CREDIT VERIFICATION
CHICAGO, IL                8493-2300          DAVOX OUTBOUND PREDICTIVE DIALER FOR COLLECTION
COLLECTION
BEAVERTON, OR              8494-5600          SATELLITE OUTBOUND PREDICTIVE SCREEN POP
EVERETT, WA                8498-0000          EIS OUTBOUND COLLECTION SCREEN POP
DENVER, CO                 8497-0000          MALITA OUTBOUND COLLECTION SCREEN POP

THIS AMENDMENT IS EXECUTED ON THE DAY AND YEAR FIRST SHOWN ABOVE.

CSG SYSTEMS, INC. ("CSG")          TCI        CABLE         MANAGEMENT
CORPORATION                             ("CUSTOMER")


                                       1.

BY:    /S/ JOSEPH T. RUBLE          BY:    /S/ JERRY KULIN
   -----------------------------       ---------------------------------

NAME:  JOSEPH T. RUBLE              NAME:  JERRY KULIN
     ---------------------------         -------------------------------

TITLE: V. P. & GENERAL COUNSEL      TITLE: EXEC. DIR. BILLING. SYST.
      --------------------------          ------------------------------

                                       2.

                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).



                                NINTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Ninth Amendment (the "Amendment") is executed this 26th day of October, 1998, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG AND CUSTOMER AGREE AS FOLLOWS:

1.  The terms of this Amendment shall apply only with respect to CIT(R).

2. Schedule C and all references to the CCS Products in the Agreement are hereby amended to include CSG's Customer Interaction Tracking (CIT) licensed software, which is a module offered with ACSR that provides enhanced methods for tracking the interaction with the customer base. It provides note taking functionality as well as an interaction history feature that allows specific actions to be recorded in a transaction history log. CIT also allows for the scheduling of customer call backs. These call backs can be reviewed by management as well as moved between CSRs.

3. Customer shall be licensed to use CIT on one hundred fifty (150) workstations at its System Site at 5450 N. Cumberland, Suite 300, Chicago, IL 60656.

4. The term of this Amendment and Customer's license to use CIT shall terminate on January 31, 1999. Upon the parties' mutual consent, the term of Customer's license to use CIT in the manner set forth herein or in any other manner (e.g., in a service bureau capacity) may be extended pursuant to a separately executed document.

5.  Schedule D is hereby amended to include the following fees for CIT:

    . Number of Customer's users of CIT during this trial period shall be a maximum of one-hundred fifty (150) located at Customer's Chicago System Site.

                                       3.

    .  CIT usage fee for this trial period shall be (***) ($***) dollars.
    . Fees for any extension of the total period beyond January 31, 1999 will be negotiated.
    .  CIT fees do not include any user workstation hardware.
    .  CIT fees do not include network communication charges.
    . CIT fees include third party software, server hardware, system operation, project management, installation, computer based training, reporting software for two (2) users.

6. Exhibit C-2 of the Agreement shall be amended to include the Designated Environment set forth below for CIT, and Customer shall receive CSG's standard CIT installation, training and support services.

                            DESIGNATED ENVIRONMENT
                            ----------------------

--------------------------------------------------------------------------------
DESIGNATED ACSR FAMILY OF PRODUCTS ENVIRONMENT

1.  ACSR.
2.  Customer Interaction Tracking (CIT).
3.  ACSR Telephony.
4.  Computer Based Training (CBT).
5.  Application Object Interface (AOI).
6.  Additional Data Facility (ADF) [NOT AVAILABLE AT THIS TIME].

IMPORTANT NOTES:

1. The following applies only in regards to the CCS Products actually licensed by Customers under SCHEDULE C of their contracts and may be subject to change as the specific hardware configuration cannot be completely identified and certified until after the business requirements of Customer are determined during the pre-installation visit

2. The Support Services do not include support of the CCS Products if used outside the Certified Designated Environment (i.e. other hardware, software, or other modifications have been introduced by Customer that are outside the certified Designated Environment). In such a case, CSG may agree to provide customized technical support for CSG's then-current fees for such services.
--------------------------------------------------------------------------------

PRODUCT COMPATIBILITY MATRIX - (Yes indicates the product is available on the indicated client workstation platform; date indicates the estimated date available).


Product          Windows NT   Apple Macintosh   SUN Solaris   Windows
95
--------------------------------------------------------------------------------
ACSR             Yes          (3)               Yes           Yes
--------------------------------------------------------------------------------
CIT              Yes (1)      (3)               (4)           Yes
--------------------------------------------------------------------------------
Telephony        Yes          No                No            No
--------------------------------------------------------------------------------
ADF              (2)          (2)               (2)           (2)
--------------------------------------------------------------------------------
ACSR CBT         Yes          No                Yes           Yes
--------------------------------------------------------------------------------
CIT CBT          Yes          No                Yes           Yes
--------------------------------------------------------------------------------
Telephony CBT    Yes          N/A               N/A           N/A
--------------------------------------------------------------------------------
AOI w/DDE        Yes          N/A               N/A           Yes
--------------------------------------------------------------------------------

                                       4.

--------------------------------------------------------------------------------
AOI w/TCPIP      Yes          (3)               Yes           Yes
--------------------------------------------------------------------------------

1.   CIT coexistence with Telephony (no Telephony specific functionality).
2.   Not Available at this point in time.
3.   Available under existing contracts only.
4. Availability subject to Statement of Work (SOW) to convert application to SUN Solaris.

--------------------------------------------------------------------------------
Client Workstation Hardware, Memory, and Video Section:
--------------------------------------------------------------------------------

A.   HARDWARE:

WINDOWS NT & 95 PLATFORM HARDWARE: Compaq, and IBM Business Class computers designated as Microsoft Windows NT certified are supported for the Windows 95 and NT ACSR platforms. Four examples are shown below:

     1)   Compaq Deskpro 2000 Pentium (133 MHz minimum).
     2)   IBM PC350 Pentium (133 MHz minimum).
     3)   IBM PC300PL Pentium (200 MHz) - Replacement for discontinued model
          PC350.
     4) Compaq Deskpro 4000N Pentium 233 MHz [Windows NT Version 4.0 platform only].

UNIX PLATFORM HARDWARE:
1)   Sun Ultra 5 11/97 and 8/97 MHz, Solaris Version 2.5.1.
2)   Ultra Sparc 1, model 170, Solaris 2.5.1.

MACINTOSH PLATFORM HARDWARE:
1.   Apple 7600 Power Macintosh.

--------------------------------------------------------------------------------
     Client Workstation Hardware Notes:
--------------------------------------------------------------------------------
1)   CD ROM recommended for all workstations except Compaq Deskpro 4000N.
2) Personal Computers with 100 MHz bus speeds must be provided to CSG for approval.
--------------------------------------------------------------------------------

B.   WORKSTATION MINIMUM MEMORY (RAM)

     1. 32MB (with Windows 95 and UNIX SUN Solaris) - Assumes ACSR is the only application running on the desktop. Clients running additional desktop applications are recommended to have 64 MB.

     2.   64MB (with Windows NT Version 4.0 and Apple Macintosh).

C.   WORKSTATION MINIMUM HARD DRIVE SPACE
     1.   1.2 Gigabyte of Hard Drive space available for ACSR.

D.   WORKSTATION MINIMUM VIDEO REQUIREMENTS
     1. Minimum video resolution supported 1024 x 768 x 256 colors, small font.
     2.   Minimum 15" SVGA monitor (17" for Apple MAC).

--------------------------------------------------------------------------------
Workstation Software Section:
--------------------------------------------------------------------------------

WINDOWS NT AND 95 WORKSTATIONS:

     1.   Microsoft Windows NT Version 4.0 w/ Service Pack 3 applied (note:
          Telephony workstations running Applications Administration Screens require 16 bit drivers).
     2.   NetManage Chameleon Hostlink Version 7.0.2 (with Windows NT or 95).
     3. Microsoft Windows 95 w/ Service Pack 1 and the Kernel32 update applied.

                                       5.

UNIX SUN SOLARIS WORKSTATIONS:

     1.   Solaris Version 2.5.1 (see workstations above).
     2. Brixton 3270 client for Solaris Version 3.0.1.9 in the HLLAPI environment.
     3.   Open Windows.

                                       6.

APPLE MACINTOSH WORKSTATIONS:

1.  Macintosh Operating System Version 7.6.1.
2.  Macintosh Irma Version 5.11.

ADDITIONAL WORKSTATION SOFTWARE TO SUPPORT TELEPHONY:
(Note: Telephony workstations running Applications Administration Screens require 16 bit drivers)
    1.   Oracle SQL*NET V2.1.4.1.4 for NT runtime (with Windows NT).
    2.   Oracle SQL Forms V4.5.6.5.5 for NT runtime (with Windows NT).
    3. Forest & Trees 4.1 (with Windows NT) (Optional reporting tool for PCs doing reporting queries).

ADDITIONAL WORKSTATION SOFTWARE TO SUPPORT CIT:

    1. Oracle SQL*NET V2.1.4.1.4 runtime (with NT or 95) (For PCs with Forest & Trees).
    2. Forest & Trees 4.1 (with Windows NT or 95) (Optional reporting tool for PCs doing reporting queries).

--------------------------------------------------------------------------------
         ACSR Server(s) Section:
--------------------------------------------------------------------------------

     1.  SUN Sparc 20.
     2.  SUN Sparc 1000E.
     3.  Ultra Sparc 1 - model 170 only.
     4.  Ultra Sparc 2.
     5.  Ultra Sparc 3000.
     (Server model, number of CPUs, memory, and disk storage are based on individual customer requirements.)
     (CDROM required for all servers)

--------------------------------------------------------------------------------
     Note: The SUN Sparc 20 and SUN Sparc 1000E are no longer sold by SUN but are supported by CSG.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACSR/CIT Server(s) Array Section:
--------------------------------------------------------------------------------

1. Software - Veritas Volume Manager (a.k.a. Sun Enterprise Volume Manager) bundled with Sun SSA Models 112, 114, and 214.
2.  Hardware - Sun SSA Models 112, 114, and 214.

--------------------------------------------------------------------------------
Server Software Section:
--------------------------------------------------------------------------------

    1.   Solaris V2.5.1
    2.   Samba V1.9.15 p8 (with NT or 95).
    3. Brixton Server PU2.1 for Solaris (Release 4.0) running in 2.3.2 mode (both core and session components required).
    4. Brixton 3270 Client for Solaris (Version 3.0.1.9) (1 copy required for trouble shooting and 1 copy required for each mainframe printer if printing through TCP/IP).
    5.   Hewlett Packard Solaris Jet Admin software Rev. D.03.15.

ADDITIONAL SERVER SOFTWARE TO SUPPORT CIT OR ADF:

    1.   Oracle V7.3.3 runtime.
    2.   Platinum EPM Agent V3.1.0
    3.   Tuxedo V6.1

                                       7.

ADDITIONAL SERVER SOFTWARE TO SUPPORT TELEPHONY (WINDOWS NT 4.0 ONLY):
    1.   Oracle V7.3.2.1 runtime.
    2.   Tuxedo V 6.1.(With NT or 95)
    3.   Platinum EPM Agent V3.1.0
    4.   Platinum Autosys agent V3.3 release 5
    5.   Postalsoft V 5.00

--------------------------------------------------------------------------------
Distribution Server and Software Section:
--------------------------------------------------------------------------------

    1.   SPARCstation 5/170Mhz, 64M RAM, 2.1G hard drive, Solaris V2.5.1
    2.   A CD ROM drive is required for all distribution servers.

--------------------------------------------------------------------------------
     Note: The SPARCstation 5/170Mhz is no longer sold by SUN, but is still supported by CSG.
--------------------------------------------------------------------------------

CONCENTRATORS:
    1.   BayNetworks (Synoptics) 2813-04 (managed 16-port Ethernet hub).
    2.   BayNetworks (Synoptics) 2803 (passive 16-port Ethernet hub).
    3.   BayNetworks (Synoptics) 800 (passive 8-port Ethernet hub).
    4.   BayNetworks (Synoptics) 2712B-04 (managed 16-port token ring hub).
    5.   BayNetworks (Synoptics) 2702B-C (passive 16-port token ring hub).

NETWORK CARDS/DEVICES:
    1.   3Com Etherlink cards.
    2.   SUN Fast Ethernet 10/100M.
    3.   SUN Token Ring 4/16M.
    4.   SUN Single Ring FDDI Interface.
    5.   SUN Dual Ring FDDI Interface.
    6.   Hewlett Packard Jet Direct EX [Printer Interface].

PRINTERS:
    1.   IBM 4226 - 533 characters per second   [Work Order printer]
         (cps).
    2.   Lexmark 4227- 533 cps.                 [Work Order printer]
    3.   IBM 6400 model 005.                    [Work Order printer]
    4.   IBM 6400 models 008 and 012.           [Reports printer]
    5.   Hewlett Packard LaserJet5.             [Screen Print printer]
    6.   Okidata ML 320.                        [Cash Register Receipts printer]

ROUTERS:
    1.   Cisco 2501, 2509, 2511, 2514, 4500.


THIS AMENDMENT IS EXECUTED ON THE DAY AND YEAR FIRST SHOWN ABOVE.

CSG SYSTEMS, INC. ("CSG")         TCI CABLE MANAGEMENT CORPORATION
                                  ("CUSTOMER")


BY:    /S/ JOHN P. POGGE          BY:    /S/ SCOTT D. BESSELIEVRE
       -----------------                 ---------------------------------------

NAME:  JOHN P. POGGE              NAME:  SCOTT D. BESSELIEVRE
       -----------------                 ---------------------------------------

TITLE: PRESIDENT                  TITLE: EXECUTIVE DIRECTOR, CUSTOMER OPERATIONS
       -----------------                 ---------------------------------------

                                       8.

                                TENTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Tenth Amendment (the "Amendment") is executed this 30th day of October, 1998, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG AND CUSTOMER AGREE AS FOLLOWS:

1.   EXHIBIT S-1 OF THE AGREEMENT SHALL BE AMENDED TO INCLUDE THE FOLLOWING FOUR
(4) SYSTEM LOCATIONS AT WHICH CUSTOMER IS LICENSED TO USE THE CSG INFOEXPRESS SOFTWARE PURSUANT TO THE TERMS AND CONDITIONS OF THE AGREEMENT, INCLUDING, BUT NOT LIMITED TO, SCHEDULE S THERETO:

     CHICAGO, IL
     DALLAS, TX
     FIFE, WA
     BALTIMORE, MD



THIS AMENDMENT IS EXECUTED ON THE DAY AND YEAR FIRST SHOWN ABOVE.

CSG SYSTEMS, INC. ("CSG")           TCI CABLE MANAGEMENT CORPORATION
("CUSTOMER")

BY:     /s/ JOSEPH T. RUBLE          BY:    /s/ SCOTT D. BESSELIEVRE
   -----------------------------        ---------------------------------------

NAME:  JOSEPH T. RUBLE               NAME:  SCOTT D. BESSELIEVRE
     ---------------------------          -------------------------------------

TITLE: V.P. & GENERAL COUNSEL        TITLE: EXEC. DIRECTOR, CUSTOMER OPERATIONS
      --------------------------           ------------------------------------

                                      9.

                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).


                             THIRTEENTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION


This Thirteenth Amendment ("Amendment") is executed this 31st day of December, 1998, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Schedule D of the Agreement shall be amended to include the fees set forth below for CSG's Statement Express/TM/ software which Customer is licensed to use pursuant to Schedule T of the Agreement.

CSG Statement Express/TM/ (Note 1)
-------------------------
Perpetual License Fees--For CSR Use
0 to 100 workstations                    $(***) per CSR workstation
101 to 500 workstations                  $(***) per CSR workstation
501 to 1500 workstations                 $(***) per CSR workstation
1500 and greater workstations            $(***) per CSR workstation

Annual Software Maintenance              20% of License Fees

Monthly Statement Archive Fee            $(***) per data frame (Note 2)
(includes semi-annual archival CD-ROM)

(Note 1): CSG shall not increase any of the fees set forth herein prior to January 1, 2000. Thereafter, the fees set forth herein shall be subject to increases in accordance with Section 4 of the Agreement.

#4024
3/17/99

                                       1
  CONFIDENTIAL AND PROPRIETARY INFORMATION--FOR USE BY AUTHORIZED EMPLOYEES
    OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                    OR OUTSIDE THEIR RESPECTIVE COMPANIES.

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

    . Remote installation services support set forth in Exhibit T-3 shall be provided on a time and material basis at CSG's then current rates.
    . If additional on-site support is requested by Customer, it may be provided on a time and materials basis at CSG's then current rates.


Pilot System Site:
-----------------

The following terms shall apply with respect to one (1) System Site, which is referred to herein as the "Pilot System Site", during the periods described below. At all times thereafter, the terms and conditions of the Agreement, including, but not limited to Schedule T, shall govern Customer's use of the Statement Express Product:

    a. Customer shall select the Pilot System Site, and notify CSG of such selection in writing, no later than January 31, 1999.

    b. The Pilot System Site shall have no more than six hundred thousand (600,000) basic subscribers.

    c. Customer shall purchase a minimum of one hundred sixty (0) licenses of CSG Statement Express at a price of $(***) per CSR workstation. CSG shall invoice Customer for such licenses on the "Commencement Date".

    d.  CSG shall waive the annual software maintenance on the one hundred sixty
(160) licenses through December 31, 1999. Annual software maintenance on the one hundred sixty (160) licenses shall commence being billed on January 1, 2000.

    e. CSG will lower the monthly statement archive fee to $(***) for the period of January 1, 1999 through December 31, 1999.

For purposes of this Thirteenth Amendment, "the term "Commencement Date" shall be deemed to be the date upon which CSG Statement Express and other >Products and Services contemplated by this Thirteenth Amendment are fully installed and operational. CSG shall invoice Customer for such licenses on the "Commencement Date".

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")                TCI CABLE MANAGEMENT CORPORATION
                                         ("Customer")

By: /s/ Joseph T. Ruble                  By: /s/ Jerry Kulin
    ------------------------------           ------------------------------

Name: Joseph T. Ruble                    Name: Jerry Kulin
      ----------------------------             ----------------------------

Title: V.P. & General Counsel            Title: Exec. Dir. Billing Syst.
       ---------------------------              ---------------------------




#4024
3/17/99

                                       2
  CONFIDENTIAL AND PROPRIETARY INFORMATION--FOR USE BY AUTHORIZED EMPLOYEES
    OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                    OR OUTSIDE THEIR RESPECTIVE COMPANIES.

                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).


                             FOURTEENTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Fourteenth Amendment (the "Amendment") is executed this 8th day of December, 1998, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Customer desires to receive CSG's CSG Ticket Express(TM) service, which automates Pay-Per-View movie and event ordering functionality by enabling subscribers' orders to be placed through a toll-free number which is processed through CSG's billing system without live agent intervention. Therefore, the definition of "Services" in the Agreement shall be amended to include CSG Ticket Express, and Schedule D of the Agreement shall be amended to include the fees
             ----------
for CSG Ticket Express that are set forth in Paragraph 3 below.

2. Customer shall receive the CSG Ticket Express service for a term commencing on the date of execution of this Amendment and ending on December 31, 2006. Although the term set forth in this paragraph 2 is different from the term set forth in Section 15 of the Agreement, the rest of the terms and conditions of the Agreement, including, but not limited to, Section 17(d), shall apply with respect to Customer's use of CSG's Ticket Express.

3. Schedule D of the Agreement shall be amended to include the following fees for CSG Ticket Express(TM)

     A.      Monthly Transaction Fees:
         a.        Volume of: 0 to 1,000,000 completed Pay-Per-View (PPV)
                   transactions:
             .  Base Service Fee          $(***) per completed PPV transaction
                                          (Note 1)
             .  PIN Usage Fee (optional)  $(***) per call using a PIN (Note 2)

         b. Volume of: 1,000,001 and greater completed Pay-Per-View (PPV) transactions:
             .  Base Service Fee          $(***) per completed PPV transaction
                                          (Note 1)

                                      10.

             .  PIN Usage Fee (optional)  $(***) per call using a PIN (Note 2)

             (Note 1):
             Base Service Fee includes the following:
                    -               Data Link/Host Connection
                    -               Custom Greeting
                    -               Database Configuration (voice file
                                    recording/management)
                    -               Title Insertion- Movies
                    -               ANI performance reports/statistics
                    -               One (1) Project Manager until March 31, 2000

             (Note 2):
             The PIN usage fee is an incremental charge that is in addition to the Base Service Fee. The PIN usage fee will be charged to Customer on a per call basis, regardless of whether a PPV transaction is completed or not completed.

         c.              Monthly Transaction Fee Minimum:
             Beginning January 1, 2000 and continuing until December 31, 2006, Customer shall be responsible for paying a minimum of $(***) per calendar quarter in Monthly Transaction Fees for CSG Ticket Express.

         d. If, subsequent to the date of this Amendment, Customer executes additional amendment(s) pursuant to which CSG provides additional capability related to CSG Ticket Express, any Monthly Transaction Fees paid by Customer for such additional capability shall apply towards the quarterly minimum set forth in Paragraph 3(A)(c) above.

     B.         Other Fees:
             .  Call Re-Direct Fee           $ (***) per re-directed call Set-up
             .  Fee for Promotions           $ (***) per promotion
             .  Promotion/Special Messages   $ (***) per message Title
             .  Insertion-Special Events     $ (***) per event

     C.         Installation Fees:           (***)

4. Customer shall not be responsible for paying the fees set forth in paragraph 3.A and 3.B above until CSG's CSG Ticket Express service is initiated.

5. The $(***) minimum monthly fee commitment for Summitrak Pay-Per-View Service that is set forth in Section 17 of Schedule D shall be deleted upon
                                           ----------
execution of this Amendment.

6. With respect to CSG Ticket Express only, the first sentence of Section 4 of the Agreement shall be deleted in its entirety and replaced with the following:

                CSG shall not adjust any of the fees specified in Schedule D or
                                                                  ----------
                otherwise specified in the schedule prior to January 1,1999.

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")                    TCI CABLE MANAGEMENT CORPORATION
                                             ("Customer")

By:   /s/ Joseph T. Ruble                    By:   /s/ Ann Montgomery
   --------------------------------             ----------------------------

                                      11.

Name:  Joseph T. Ruble                   Name:  Ann Montgomery
       --------------------------------         ---------------------

Title: V.P & General Counsel             Title: SVP Fulfillment Svcs.
       --------------------------------         ---------------------
                                                TCI Communications, Inc.

                                      12.

                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).

                             SEVENTEENTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Seventeenth Amendment (the "Amendment") is executed this 31st day of December, 1998, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

1. For the fees set forth in paragraph 4 below and in accordance with the terms and conditions of the Agreement, CSG hereby grants to Customer a site license pursuant to which Customer may use ACSR on two houndred and twenty five (225) workstations. Therefore, as of the date of execution of this Amendement, Customer is, pursuant to the multiple site licenses granted prior to the date of execution of this Amendment, entitled to use ACSR on a total of six thousand three hundred twenty five (6,325) workstations.

2. CSG shall provide Customer one (1) master copy of ACSR for the purpose of installing ACSR on the two hundred twenty five (225) workstations referenced above.

3. The System Sites at which Customer will be licensed to use ACSR pursuant to paragraph 1 above will be:

    System Site                Workstations
    -----------                ------------
    Tulsa, Oklahoma                 20
    Lee's Summit, Missouri          45
    Mesa, AZ                        90
    Atlanta, GA                     10
    San Antonio                     60

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

4. The fees to be paid by Customer for the additional site license of 225 workstations of ACSR are as follows:

       ACSR Perpetual License Fees
       ---------------------------
       225 workstations                         $(***)
       ($(***) per workstation)


       ACSR Annual Maintenance Fees
       ----------------------------
       Twenty percent (20%) of License Fees


Agreed and accepted this 31/st/ day of December, 1998 by:

CSG SYSTEMS, INC. ("CSG")                TCI CABLE MANAGEMENT CORPORATION
                                         ("Customer")

By: /s/ Joseph T. Ruble                  By: /s/ Ann Montgomery
    ------------------------------           ------------------------------




#4160
12/31/98
                                       2
  CONFIDENTIAL AND PROPRIETARY INFORMATION--FOR USE BY AUTHORIZED EMPLOYEES
    OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                    OR OUTSIDE THEIR RESPECTIVE COMPANIES.

                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).

                             NINETEENTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Nineteenth Amendment (the "Amendment") is executed this 31st day of December, 1998, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. For the fees set forth in paragraph 3 below and in accordance with the terms and conditions of the Agreement, CSG hereby grants to Customer a site license pursuant to which Customer may use ACSR on one thousand five hundred (1,500) workstations. Therefore, as of the date of execution of this Amendment, Customer is, pursuant to the multiple site licenses granted prior to the date of execution of this Amendment, entitled to use ACSR on a total of seven thousand eight hundred twenty five (7,825) workstations.

2. CSG shall provide Customer one (1) master copy of ACSR for the purpose of installing ACSR on the one thousand five hundred (1,500) workstations referenced above.

3. The fees to be paid by Customer for the additional site license of 1,500 workstations of ACSR are as follows:

    ACSR Perpetual License Fees
    ---------------------------
       1,500 workstations                        5(***)
       ($(***) per workstation)

    ACSR Annual Maintenance Fees
    ----------------------------
       Twenty percent (20%) of License Fees


THIS AMENDMENT is executed on the day and year first shown above.


#4199
12/31/98

                                       1
  CONFIDENTIAL AND PROPRIETARY INFORMATION--FOR USE BY AUTHORIZED EMPLOYEES
    OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                    OR OUTSIDE THEIR RESPECTIVE COMPANIES.

CSG SYSTEMS, INC. ("CSG")                TCI CABLE MANAGEMENT CORPORATION
                                         ("Customer")

By: /s/ Joseph T. Ruble                  By: /s/ Ann Montgomery
    ------------------------------           ------------------------------

Name: Joseph T. Ruble                    Name: Ann Montgomery
      ----------------------------             ----------------------------

Title: V.P. & General Counsel            Title: SVP Fulfillment Svcs.
       ---------------------------              ---------------------------




#4199
12/31/98

                                       2
  CONFIDENTIAL AND PROPRIETARY INFORMATION--FOR USE BY AUTHORIZED EMPLOYEES
    OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                    OR OUTSIDE THEIR RESPECTIVE COMPANIES.